                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 5, 2002 included in Advance Auto Parts, Inc.'s Form 10-K for the year ended December 29, 2001 and to all references to our Firm included in this registration statement.


                                               /s/ Arthur Andersen LLP
                                          -------------------------------------

Greenboro, North Carolina
May 21, 2002